UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 23, 2011
Ciena Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-21969 (Commission File Number)	23-2725311 (IRS Employer Identification No.)

1201 Winterson Road, Linthicum, MD (Address of Principal Executive Offices)	21090 (Zip Code)
(410) 865-8500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	- SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Ciena Corporation (“Ciena”) held its Annual Meeting of Stockholders on March 23, 2011. As of the January 26, 2011 record date for the Annual Meeting, there were 94,928,260 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters described below were voted on by stockholders at the Annual Meeting and the number of votes cast with respect to each matter, and with respect to the election of directors, were as indicated below:

Proposal 1	For	Against	Abstain	Non-Votes
Election to the Board of Directors of three Class II directors:
Harvey B. Cash	66,327,522	1,682,961	87,371	17,189,969
Judith M. O’Brien	63,373,657	4,637,935	86,262	17,189,969
Gary B. Smith	66,718,153	1,294,046	85,655	17,189,969
Each director nominee above was elected by the vote of the majority of the votes cast by stockholders in accordance with Ciena’s bylaws and will serve a three-year term expiring at the 2014 Annual Meeting of Stockholders. In addition, the following directors continued to hold office after the annual meeting: Stephen P. Bradley, Ph. D., Bruce L. Claflin, Lawton W. Fitt, Patrick H. Nettles, Ph.D., Michael J. Rowny and Patrick T. Gallagher.

Proposal 2	For	Against	Abstain	Non-Votes
A proposal to increase the number of shares of Ciena’s common stock that may be issued upon the conversion of outstanding 4.0% Convertible Senior Notes due 2015:	60,643,572	6,830,793	623,489	17,189,969
The proposal to the increase in the number of shares issuable upon conversion of Ciena’s 4% convertible senior notes was approved by the affirmative vote of a majority of the total votes cast by stockholders.

Proposal 3	For	Against	Abstain	Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP as Ciena’s independent registered public accounting firm for the fiscal year ending October 31, 2011:	83,661,385	1,418,312	208,126	0
The ratification of the appointment of Ciena’s independent registered public accounting firm was approved by the affirmative vote of a majority of the total votes cast by stockholders.

Proposal 4	For	Against	Abstain	Non-Votes
A (non-binding)advisory vote on our executive compensation, as described in the proxy materials:	62,963,913	4,372,161	761,780	17,189,969

Proposal 5	Annual	Biennial	Triennial	Abstain	Non-Votes
A (non-binding) advisory vote on the frequency of stockholder advisory votes on our executive compensation:	44,601,552	2,477,428	20,235,413	783,461	17,189,969
Ciena’s Board of Directors has considered the outcome of the vote on Proposal 5 above and will hold the next (non-binding) stockholder advisory vote on executive compensation at Ciena’s 2012 Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation
Date: March 28, 2011	By:	/S/ David M. Rothenstein
David M. Rothenstein
Senior Vice President, General Counsel and Secretary